UBS PACE

Summary
Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2014, as supplemented.

June 30, 2015

Dear Investor,

The purpose of this supplement is to provide you with updated information regarding the above named fund (the "fund"). Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the fund specified in the Summary Prospectus will be eliminated. Effective August 3, 2015, the Summary Prospectus is supplemented accordingly as shown below.

All references and disclosure related to the redemption fee are removed.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-733